DEFERRED TAX	12 Months Ended
Dec. 31, 2019
Disclosure of deferred taxes [text block] [Abstract]
Disclosure of deferred taxes [text block]

NOTE 37: DEFERRED TAX

The Group’s deferred tax assets and liabilities are as follows:

	2019	2018		2019	2018
Statutory position	£m	£m	Tax disclosure	£m	£m
Deferred tax assets	2,666	2,453	Deferred tax assets	4,917	4,731
Deferred tax liabilities	(44)	–	Deferred tax liabilities	(2,295)	(2,278)
Asset at 31 December	2,622	2,453	Asset at 31 December	2,622	2,453

The statutory position reflects the deferred tax assets and liabilities as disclosed in the consolidated balance sheet and takes into account the ability of the Group to net assets and liabilities where there is a legally enforceable right of offset. The tax disclosure of deferred tax assets and liabilities ties to the amounts outlined in the tables below which splits the deferred tax assets and liabilities by type, before such netting.

As a result of legislation enacted in 2016, the UK corporation tax rate will reduce from 19 per cent to 17 per cent on 1 April 2020. The Group measures its deferred tax assets and liabilities at the value expected to be recoverable or payable in future periods, and re-measures them at each reporting date based on the most recent estimates of utilisation or settlement, including the impact of bank surcharge where appropriate. The deferred tax impact of this re-measurement to 17 per cent in 2019 is a charge of £6 million in the income statement and a credit of £5 million in other comprehensive income.

During the December 2019 election campaign, the UK government stated its intention to maintain the corporation tax rate at 19 per cent on 1 April 2020. Had this rate change been substantively enacted at 31 December 2019, the effect would have been to increase net deferred tax assets by £294 million.

On 29 October 2018, the UK government announced its intention to restrict the use of capital tax losses to 50 per cent of any future gains arising. Had this restriction been substantively enacted at 31 December 2019, the effect would have been to reduce net deferred tax assets by £50 million.

Movements in deferred tax liabilities and assets (before taking into consideration the offsetting of balances within the same taxing jurisdiction) can be summarised as follows:

	Tax losses	Property, plant and equipment	Pension liabilities	Provisions	Share-based payments	Derivatives	Other temporary differences	Total
Deferred tax assets	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	4,034	743	90	380	51	–	16	5,314
(Charge) credit to the income statement	(256)	(100)	64	(45)	(6)	–	(5)	(348)
(Charge) credit to other comprehensive income	–	–	(92)	(138)	–	–	–	(230)
Other (charge) credit to equity	–	–	–	–	(5)	–	–	(5)
At 31 December 2018	3,778	643	62	197	40	–	11	4,731
(Charge) credit to the income statement	(167)	(1)	(83)	(87)	4	149	174	(11)
(Charge) credit to other comprehensive income	–	–	74	116	–	–	–	190
Other (charge) credit to equity	–	–	–	–	7	–	–	7
At 31 December 2019	3,611	642	53	226	51	149	185	4,917

	Long-term assurance business	Acquisition fair value	Pension assets	Derivatives	Asset revaluations[1]	Other temporary differences	Total
Deferred tax liabilities	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	(799)	(879)	(181)	(499)	(207)	(140)	(2,705)
(Charge) credit to the income statement	162	142	(67)	(19)	(33)	7	192
(Charge) credit to other comprehensive income	–	–	(25)	113	141	–	229
Exchange and other adjustments	–	–	–	–	–	6	6
At 31 December 2018	(637)	(737)	(273)	(405)	(99)	(127)	(2,278)
(Charge) credit to the income statement	(193)	221	59	(48)	(19)	(35)	(15)
(Charge) credit to other comprehensive income	–	–	64	(148)	83	–	(1)
Exchange and other adjustments	–	–	–	–	–	(1)	(1)
At 31 December 2019	(830)	(516)	(150)	(601)	(35)	(163)	(2,295)

1	Financial assets at fair value through other comprehensive income.

Deferred tax not recognised

Deferred tax of £24 million (2018: £90 million) has been recognised in respect of the future tax benefit of some expenses of the life assurance business carried forward. The deferred tax asset not recognised in respect of the remaining expenses is approximately £254 million (2018: £371 million), and these expenses can be carried forward indefinitely. The unrecognised deferred tax asset has reduced in 2019, as a significant amount of brought forward expenses have been utilised in the last year.

Deferred tax assets of approximately £48 million (2018: £78 million) have not been recognised in respect of £280 million of UK tax losses and other temporary differences which can only be used to offset future capital gains. UK capital losses can be carried forward indefinitely.

In addition, no deferred tax asset is recognised in respect of unrelieved foreign tax credits of £46 million (2018: £46 million), as there are no expected future taxable profits against which the credits can be utilised. These credits can be carried forward indefinitely.

No deferred tax has been recognised in respect of foreign trade losses where it is not more likely than not that we will be able to utilise them in future periods. Of the asset not recognised, £35 million (2018: £36 million) relates to losses that will expire if not used within 20 years, and £45 million (2018: £53 million) relates to losses with no expiry date.

As a result of parent company exemptions on dividends from subsidiaries and on capital gains on disposal there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and joint arrangements.